SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 19, 2003

CISCO SYSTEMS, INC.

(Exact name of the Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951

(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706

(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(The Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Regulation FD Disclosure.

     On March 19, 2003, Cisco Systems, Inc. (the “Registrant”) announced that it had entered into a definitive agreement to acquire privately-held SignalWorks, Inc., a California corporation, and on March 20, 2003, the Registrant announced that it had entered into a definitive agreement to acquire the business of privately-held The Linksys Group, Inc., a California corporation. Copies of the press releases issued by the Registrant concerning the foregoing transactions are filed herewith as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release of the Registrant, issued on March 19, 2003, announcing a definitive agreement to acquire SignalWorks, Inc.

99.2 Press Release of the Registrant, issued on March 20, 2003, announcing a definitive agreement to acquire the business of The Linksys Group, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: March 20, 2003	By:	/s/ DANIEL SCHEINMAN

Daniel Scheinman, Senior Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press Release of the Registrant, issued on March 19, 2003, announcing a definitive agreement to acquire SignalWorks, Inc.
99.2	Press Release of the Registrant, issued on March 20, 2003, announcing a definitive agreement to acquire the business of The Linksys Group, Inc.